EXHIBIT 10.1


                          ABRAXAS PETROLEUM CORPORATION
           2005 NON-EMPLOYEE DIRECTORS LONG-TERM EQUITY INCENTIVE PLAN
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                          ABRAXAS PETROLEUM CORPORATION
           2005 NON-EMPLOYEE DIRECTORS LONG-TERM EQUITY INCENTIVE PLAN
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                                TABLE OF CONTENTS
PART I
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PURPOSE, ADMINISTRATION AND RESERVATION OF SHARES.................................................................1
     SECTION 1.            Purpose of this Plan...................................................................1
     SECTION 2.            Definitions............................................................................1
     SECTION 3.            Administration of this Plan............................................................4
     SECTION 4.            Shares Subject to this Plan............................................................5
     SECTION 5.            Adjustments to Shares Subject to this Plan.............................................6

PART II
TERMS APPLICABLE TO ALL AWARDS....................................................................................7
     SECTION 6.            General Eligibility; Maximum Annual Participant
                           Award and Formula Awards...............................................................7
     SECTION 7.            Procedure for Exercise of Awards; Rights as a Stockholder..............................7
     SECTION 8.            Expiration of Awards...................................................................8
     SECTION 9.            Effect of Change of Control............................................................9

PART III
SPECIFIC TERMS APPLICABLE TO OPTIONS AND STOCK AWARDS.............................................................9
     SECTION 10.           Grant, Terms and Conditions of Options.................................................9
     SECTION 11.           Grant, Terms and Conditions of Stock Awards...........................................10

PART IV
TERM OF PLAN AND STOCKHOLDER APPROVAL............................................................................10
     SECTION 12.           Term of Plan..........................................................................10
     SECTION 13.           Amendment and Termination of this Plan................................................10
     SECTION 14.           Stockholder Approval..................................................................11

PART V
MISCELLANEOUS     11
     SECTION 15.           Unfunded Plan.........................................................................11
     SECTION 16.           Representations and Legends...........................................................11
     SECTION 17.           Assignment of Benefits................................................................11
     SECTION 18.           Governing Laws........................................................................11
     SECTION 19.           Application of Funds..................................................................12
     SECTION 20.           Right of Removal......................................................................12
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                          ABRAXAS PETROLEUM CORPORATION
           2005 Non-Employee Directors Long-Term Equity Incentive Plan
                                     PART I

                PURPOSE, ADMINISTRATION AND RESERVATION OF SHARES

     SECTION 1. Purpose of this Plan. The purposes of this Plan are (a) to attract and retain members of the Board of Directors, and (b) to promote the growth and success of the Company's business, (i) by aligning the long-term interests of the Company's Directors with those of the Company's stockholders by providing an opportunity to acquire an interest in the Company and (ii) by providing both rewards for exceptional performance and long term incentives for future contributions to the success of the Company and its Subsidiaries.

     This Plan permits the grant of Nonqualified Stock Options or Restricted Stock, at the discretion of the Committee and as reflected in the terms of the Award Agreement. Each Award will be subject to conditions specified in this Plan.

     SECTION 2. Definitions. As used herein, the following definitions shall apply:

           (a) "Active Status" shall mean that the Director has not been removed from the Board for cause by the Company's stockholders as provided in the Company's Articles of Incorporation, as amended, and Bylaws, as amended.

           (b) "AMEX" shall mean the American Stock Exchange.

           (c) "Award" shall mean any award or benefits granted under this Plan, including Options and Restricted Stock.

           (d) "Award Agreement" shall mean a written or electronic agreement between the Company and the Participant setting forth the terms of the Award.

           (e) "Beneficial Ownership" shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

           (f) "Board" shall mean the Company's Board of Directors.

           (g) "Change of Control" shall mean the first day that any one or more of the following conditions shall have been satisfied:

                  (i) the sale, transfer, or assignment to, or other acquisition by any other entity or entities, of all or substantially all of the Company's assets and business in one or a series of related transactions;

                  (ii) a third person, including a "group" as determined in accordance with Section 13(d) or 14(d) of the Exchange Act, obtains the Beneficial Ownership of Common Stock having thirty percent (30%) or more of the then total number of votes that may be cast for the election of members of the Board; or


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                  (iii) a cash tender or exchange offer, merger,  consolidation, reorganization or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (each a "Transaction") in connection with the Company, as a result of which the persons who are then members of the Board before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company after the Transaction.

           (h) "Code" shall mean the Internal Revenue Code of 1986, as amended.

           (i) "Committee" shall mean the Compensation Committee appointed by the Board.

           (j) "Common Stock" shall mean the common stock of the Company, par value $0.01 per share.

           (k) "Company" shall mean Abraxas Petroleum Corporation, a Nevada corporation, and any successor thereto.

           (l) "Director" shall mean a member of the Board and, except with respect to the ability to vote on any issues before the Board or the delegation of authority from the Board, shall also be deemed to include advisory directors.

           (m) "Effective Date" shall mean the date on which the Company's stockholders have approved this Plan in accordance with applicable AMEX rules.

           (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

           (o) "Fair Market Value" shall mean the closing price per share of the Common Stock on the AMEX as to the date specified (or the previous trading day if the date specified is a day on which no trading occurred), or if AMEX shall cease to be the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, then such exchange or quotation system upon which the Company elects to list or quote its shares of Common Stock.

           (p) "FLSA" shall mean the Fair Labor Standards Act of 1938, as amended.

           (q) "Independent Director" shall mean a Director who: (i) meets the independence requirements of the AMEX, or if the AMEX shall cease to be the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, then such exchange or quotation system upon which the Company elects to list or quote its shares of Common Stock; (ii) qualifies as an "outside director" under Section 162(m) of the Code; (iii) qualifies as a "non-employee director" under Rule 16b-3 promulgated under the Exchange Act; and


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(iv)  satisfies  independence  criteria  under  any  other  applicable  laws  or regulations relating to the issuance of Shares to Non-Employee Directors.

           (r) "Maximum Annual Participant Award" shall have the meaning set forth in Section 6(b).

           (s) "Misconduct" shall mean the removal from the Board for cause.

           (t) "Nominating and Corporate Governance Committee" shall mean the Nominating and Corporate Governance Committee appointed by the Board.

           (u) "Non-Employee Director" shall mean a Director who is not a common law employee of the Company or any Subsidiary of the Company.

           (v) "Option" shall mean a stock option granted pursuant to Section 10 of this Plan.

           (w) "Optionee" shall mean a Participant who has been granted an Option.

           (x) "Participant" shall mean any Non-Employee Director granted an Award.

           (y) "Plan" shall mean this Abraxas Petroleum Corporation 2005 Non-Employee Directors Long-Term Equity Incentive Plan, including any amendments thereto.

           (z) "Reprice" shall mean the adjustment or amendment of the exercise price of Options or previously awarded whether through amendment, cancellation, replacement of grants or any other means.

           (aa)  "Restricted  Stock"  shall mean a grant of Shares  pursuant  to
Section 11 of this Plan.

           (bb) "Retirement" shall mean ceasing to be a Director pursuant to election by the Company's stockholders or by voluntary resignation with the approval of the Board's chair after having served continuously on the Board for at least six years.

           (cc) "SEC" shall mean the Securities and Exchange Commission.

           (dd) "Share" shall mean one share of Common Stock, as adjusted in accordance with Section 5 of this Plan.

           (ee) "Subcommittee" shall have the meaning set forth in Section 3(d).

           (ff) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests, or an entity with respect to which the Company possesses the power, directly or indirectly, to direct or cause the direction of the management and policies of


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that entity,  whether through the Company's  ownership of voting securities,  by contract or otherwise.

         SECTION 3. Administration of this Plan.

           (a) Authority. This Plan shall be administered by the Committee. The Committee shall have full and exclusive power to administer this Plan on behalf of the Board, subject to such terms and conditions as the Committee may prescribe. Notwithstanding anything herein to the contrary, the Committee's power to administer this Plan, and actions the Committee takes under this Plan, shall be limited by the provisions set forth in the Committee's charter, as such charter may be amended from time to time, and the further limitation that certain actions may be subject to review and approval by either the full Board or a panel consisting of all of the Independent Directors of the Company.

           (b) Powers of the Committee. Subject to the other provisions of this Plan, the Committee shall have the authority, in its discretion:

               (i) to determine the Participants, to whom Awards, if any, will be granted hereunder;

               (ii) to grant Options and Restricted Stock to Participants and to determine the terms and conditions of such Awards, including the determination of the Fair Market Value of the Shares, the number of Shares to be represented by each Award and the vesting schedule, the exercise price, the timing of such Awards, and to modify or amend each Award, with the consent of the Participant when required;

               (iii) to construe and interpret this Plan and the Awards granted hereunder;

               (iv) to prescribe, amend, and rescind rules and regulations relating to this Plan, including the form of Award Agreement, and manner of acceptance of an Award, such as correcting a defect or supplying any omission, or reconciling any inconsistency so that this Plan or any Award Agreement complies with applicable law, regulations and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purposes of this Plan or any Award Agreement;

               (v) to accelerate or defer (with the consent of the Participant) the exercise or vested date of any Award;

               (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Committee; and

               (vii) to make all other determinations deemed necessary or advisable for the administration of this Plan;

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         provided, that, no consent of a Participant is necessary under \clauses
         (i) or (v) if a modification, amendment, acceleration, or deferral, in the reasonable judgment of the Committee confers a benefit on the Participant or is made pursuant to an adjustment in accordance with
         Section  5.

         (c) Effect of Committee's Decision. All decisions, determinations, and interpretations of the Committee shall be final and binding on all Participants, the Company (including its Subsidiaries), any stockholder and all other persons.

         (d) Delegation. Consistent with the Committee's charter, as such charter may be amended from time to time, the Committee may delegate its authority and duties under this Plan to one or more separate committees consisting of members of the Committee or other Directors who are Independent Directors (any such committee a "Subcommittee"), and such actions shall be treated for all purposes as if taken by the Committee; provided that the grant of Awards shall be made in accordance with parameters established by the Committee. Any action by any such Subcommittee within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee.

SECTION 4.        Shares Subject to this Plan.

         (a) Reservation of Shares. The shares of Common Stock reserved under this Plan shall be 900,000 shares of Common Stock. If an Award expires, is forfeited or becomes unexercisable for any reason without having been exercised in full, the undelivered Shares which were subject thereto shall, unless this Plan shall have been terminated, become available for future Awards under this Plan. Without limiting the foregoing, unless this Plan shall have been terminated, Shares underlying an Award that has been exercised, either in part or in full, including any Shares that would otherwise be issued to a Participant that are used to satisfy any withholding tax obligations that arise with respect to any Award, shall become available for future Awards under this Plan except to the extent Shares were issued in settlement of the Award. The Shares may be authorized but unissued, or reacquired shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

         (b) Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of such Award and all conditions to the grant have been satisfied, provided that conditions to the exercise of an Award shall not defer the date of grant. Notice of a grant shall be given to each Participant to whom an Award is so granted within a reasonable time after the determination has been made.

         (c) Securities Law Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under either such Acts, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

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         (d)  Substitutions  and  Assumptions.  The Board or the Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by
Section 424 of the Code and the regulations promulgated  thereunder.  The number
of  Shares   reserved   pursuant  to  Section  4(a)  may  be  increased  by  the
corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.

SECTION 5.        Adjustments to Shares Subject to this Plan.

         (a) Adjustments. If the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities or property of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split up, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased by a stock dividend or stock split, there shall be substituted for or added to each share of Common Stock theretofore reserved for the purposes of this Plan, whether or not such shares are at the time subject to outstanding Awards, the number and kind of shares of stock or other securities or property into which each outstanding share of Common Stock shall be so changed or for which it shall be so exchanged, or to which each such share shall be entitled, as the case may be. Outstanding Awards shall also be considered to be appropriately amended as to price and other terms as may be necessary or appropriate to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding shares of Common Stock, or of any stock or other securities or property into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if the Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind or price of the shares then reserved for the purposes of this Plan, or in any Award theretofore granted or which may be granted under this Plan, then such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan. In making any such substitution or adjustment pursuant to this Section 5, fractional shares may be ignored.

         (b) Amendments. The Committee shall have the power, in the event of any merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any other corporation with or into the Company, to amend all outstanding Awards to permit the exercise thereof in whole or in part at anytime, or from time to time, prior to the effective date of any such merger or consolidation and to terminate each such Award as of such effective date.

         (c) No Other Adjustment. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Award.

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                                    PART II

                         TERMS APPLICABLE TO ALL AWARDS

         SECTION 6. General Eligibility; Maximum Annual Participant Award and Formula Awards.

               (a) Awards. Awards may be granted only to Participants who are Non-Employee Directors.

               (b) Maximum Annual Participant Award. The aggregate number of Shares with respect to which an Award or Awards may be granted to any one Participant in any one taxable year of the Company (the "Maximum Annual Participant Award") shall not exceed 10,000 shares of Common Stock (subject to adjustment as set forth in Section 5(a)).

               (c) Formula Awards. Each year at the first regular meeting of the Board of Directors immediately following the Company's annual stockholders meeting for that year, each Non-Employee Director at the time of such Board meeting, shall be granted Awards of 10,000 shares of Common Stock (subject to adjustment as set forth in Section 5(a)), unless the Committee shall decide otherwise prior to or at such Board meeting. The Awards granted pursuant to this
Section 6(c) are intended to compensate each Non-Employee Director for that Non-Employee Director's participation in Board and Committee meetings during the Company's previous calendar year. Any Non-Employee Director who leaves the Board (including ceasing to be an advisory Director) prior to the date of the first regular meeting of the Board of Directors shall not be entitled to any Awards under this Section 6(c).

         SECTION 7.  Procedure for Exercise of Awards;  Rights as a Stockholder.

               (a) Procedure. An Award shall be exercised when written, electronic or verbal notice of exercise has been given to the Company, or the brokerage firm or firms approved by the Company to facilitate exercises and sales under this Plan, in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company or the brokerage firm or firms, as applicable. The notification to the brokerage firm shall be made in accordance with procedures of such brokerage firm approved by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7(b) of this Plan. The Company shall issue (or cause to be issued) such share certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 5 of this Plan.

               (b) Method of Payment. The consideration to be paid for any Shares to be issued upon exercise or other required settlement of an Award, including the method of payment, shall be determined by the Committee at the time of settlement and which forms may include (without limitation): (i) with respect to an Option, a request that the Company or the designated brokerage firm conduct a cashless exercise of the Option; (ii) cash; and (iii) tender of shares of Common Stock owned by the Participant in accordance with rules established by the Committee from time to time. Shares used to pay the exercise


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price shall be valued at their Fair Market Value on the exercise  date.  Payment of the aggregate exercise price by means of tendering previously-owned shares of Common Stock shall not be permitted when the same may, in the reasonable opinion of the Company, cause the Company to record a loss or expense as a result thereof.

               (c) Withholding Obligations. To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any Option or Restricted Stock or any sale of Shares. The Company shall not be required to issue Shares or to recognize the disposition of such Shares until such obligations are satisfied. These obligations may be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued to a Participant under such Award or by tendering Shares previously acquired by the Participant in accordance with rules established by the Committee from time to time.

               (d) Stockholder Rights. Except as otherwise provided in this Plan, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Award, notwithstanding the exercise of the Award.

               (e) Non-Transferability of Awards. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in exchange for consideration, except that an Award may be transferred by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant; unless the Committee permits further transferability, on a general or specific basis, in which case the Committee may impose conditions and limitations on any permitted transferability.

         SECTION 8. Expiration of Awards.

               (a) Expiration, Termination or Forfeiture of Awards. Unless otherwise provided in the applicable Award Agreement or any severance agreement, vested Awards granted under this Plan shall expire, terminate, or otherwise be forfeited as follows:

                     (i) three (3) months after the date the Company  delivers a notice of termination of a Participant's Active Status, other than in circumstances covered by (ii), (iii) or (iv) below;

                     (ii) immediately upon termination of a Participant's Active
               Status for Misconduct;

                     (iii) twelve (12) months after the date of the death of a Participant whose Active Status terminated as a result of his or her death; and

                     (iv) thirty-six (36) months after the date on which the Participant ceased performing services as a result of Retirement.

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               (b) Extension of Term.  Notwithstanding subsection (a) above, the
Committee shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an Option beyond the date on which the Option would have expired if no termination of the Participant's Active Status had occurred).

         SECTION 9. Effect of Change of Control. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply unless otherwise provided in the most recently executed agreement between the Participant and the Company, or specifically prohibited under applicable laws, or by the rules and regulations of any applicable governmental agencies or national securities exchanges or quotation systems.

               (a) Acceleration. Awards of a Participant shall be Accelerated (as defined in Section 9(b)) upon the occurrence of a Change of Control.

               (b) Definition. For purposes of this Section 9, Awards of a Participant being "Accelerated" means, with respect to such Participant:

                    (i) any and all Options shall become fully vested and immediately exercisable, and shall remain exercisable throughout their entire term; and

                    (ii) any  restriction  periods and  restrictions  imposed on
               Restricted Stock shall lapse.

PART III

              SPECIFIC TERMS APPLICABLE TO OPTIONS AND STOCK AWARDS

         SECTION 10. Grant, Terms and Conditions of Options.


               (a) Term of Options. The term of Options shall be at the discretion of the Committee.

               (b) Option Exercise Prices. The per Share exercise price under an Option shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In no event shall the Board or the Committee be permitted to Reprice an Option after the date of grant without stockholder approval.

               (c) Vesting. Options granted pursuant to this section 10 shall vest pursuant to the periods, terms and conditions determined by the Committee in its sole discretion. To the extent Options vest and become exercisable in increments, such Options shall cease vesting as of the termination of such Optionee's Active Status for reasons other than Retirement or death, in each of which cases such Options shall immediately vest in full.

               (d) Exercise. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee at the time of grant, and as are permissible under the terms of this Plan. An Option may not be exercised for a fraction of a Share.

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         SECTION   11.   Grant,   Terms   and   Conditions   of  Stock   Awards.

               (a) Designation. Restricted Stock may be granted either alone, in addition to, or in tandem with other Awards granted under this Plan. After the Committee determines that it will offer Restricted Stock, it will advise the Participant in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Shares that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer. The offer shall be accepted by execution of an Award Agreement or as otherwise directed by the Committee. The term of each award of Restricted Stock shall be at the discretion of the Committee.

               (b) Vesting. The Committee shall determine the time or times within which an Award of shares of Restricted Stock may be subject to forfeiture, the vesting schedule and the rights to acceleration thereof, and all other terms and conditions of the Award. Subject to the applicable provisions of the Award Agreement and this Section 11, upon termination of a Participant's Active Status for any reason, all Restricted Stock subject to the Award Agreement may vest or be forfeited in accordance with the terms and conditions established by the Committee as specified in the Award Agreement.

         PART IV

                      TERM OF PLAN AND STOCKHOLDER APPROVAL

         SECTION 12. Term of Plan. This Plan shall become effective as of the Effective Date. It shall continue in effect until the tenth anniversary of the Effective Date or until terminated under Section 14 of this Plan or extended by an amendment approved by the stockholders of the Company pursuant to Section 14(a).

         SECTION 13. Amendment and Termination of this Plan.

           (a) Amendment and Termination. The Board or the Committee may amend or terminate this Plan from time to time in such respects as the Board may deem advisable (including, but not limited to, amendments which the Board deems appropriate to enhance the Company's ability to claim deductions related to stock option exercises); provided, that to the extent required by the Code or the rules of the AMEX, such other exchange upon which the Company's Common Stock is either quoted or traded, or the SEC, stockholder approval shall be required for any material amendment of this Plan. Subject to the foregoing, it is specifically intended that the Board or Committee may amend this Plan without stockholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purpose of this Plan or any Award Agreement.

           (b) Effect of Amendment or Termination. Any amendment or termination of this Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the


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Committee,  which agreement must be in writing and signed by the Participant and the Company.

         SECTION 14. Stockholder Approval. The effectiveness of this Plan is subject to approval by the stockholders of the Company in accordance with applicable AMEX rules.

                                     PART V

                                  MISCELLANEOUS

         SECTION 15. Unfunded Plan. The adoption of this Plan and any setting aside of amounts by the Company with which to discharge its obligations hereunder shall not be deemed to create a trust. The benefits provided under this Plan shall be a general, unsecured obligation of the Company payable solely from the general assets of the Company, and neither a Participant nor the Participant's beneficiaries or estate shall have any interest in any assets of the Company by virtue of this Plan. Nothing in this Section 15 shall be construed to prevent the Company from implementing or setting aside funds in a grantor trust subject to the claims of the Company's creditors. Legal and equitable title to any funds set aside, other than any grantor trust subject to the claims of the Company's creditors, shall remain in the Company and any funds so set aside shall remain subject to the general creditors of the Company, present and future. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Award Agreements.

         SECTION 16. Representations and Legends. The Committee may require each person purchasing shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the purchaser is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificate for such shares may include any legend which the Committee deems appropriate to reflect a restriction on transfer.

         All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is listed, applicable federal or state securities laws, and any applicable corporate law, and the Committee may cause the legend or legends to be put on any such certificates to make appropriate reference to such restriction.

         SECTION 17. Assignment of Benefits. No Award or other benefits payable under this Plan shall, except as otherwise provided under this Plan or as specifically provided by law, be subject in any manner to anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge. Any attempt to anticipate, alienate, attach, sell, transfer, assign, pledge, encumber or charge, any such benefit shall be void, and any such benefit shall not in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall such benefit be subject to attachment or legal process for or against that person.

         SECTION 18. Governing Laws. This Plan and actions taken in connection herewith shall be governed, construed and enforced in accordance with the laws of the State of Nevada.

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         SECTION 19.  Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Awards granted under this Plan will be used for general corporate purposes.

         SECTION 20. Right of Removal. Nothing in this Plan or in any Award or Award Agreement shall confer upon any Non-Employee Director or any other individual the right to continue as a Director of the Company, or affect any right the Company or the Company's stockholders may have to remove the Non-Employee Director as a Director at any time for any reason.



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